Exhibit 99.1

CONSENT RESOLUTIONS OF THE BOARD OF DIRECTORS (BIO ESSENCE CORP.)

NOW COMES the Board of Directors for Bio Essence Corp., a California corporation (the “Company”), hereby consents pursuant to Article II, Section 13 of the Bylaws to the following action in lieu of a meeting:

WHEREAS, the Company’s executives have entered into negotiations with Zhituo Software, Co., Ltd, to purchase software known as MediFlow AI (“Software”);

WHEREAS, those negotiations have resulted in the production of an Asset Purchase Agreement, attached hereto as Exhibit A, that the Company’s officers believe is in the best interest of the Company to execute to memorialize the purchase and acquisition of the Software (“APA”);

WHEREAS, the Board of Directors consents to the acquisition of the Software pursuant to the terms of the APA;

NOW THEREFORE, the Board of Directors consent to the following actions:

RESOLVED, the Board of Directors approves the terms of the APA, and the Company’s Chief Executive Officer, Yin Yan, has authorization to execute the same.

RESOLVED, the Board of Directors hereby ratifies all prior acts of the Company, its officers, and its directors as being in the best interest of the Company.

[Signatures on Next Page]

SIGNATURE PAGE FOR CONSENT RESOLUTIONS OF THE BOARD OF DIRECTORS
(BIO ESSENCE CORP.)

Approved for entry in the books and records of the Corporation.

Dated: April 21, 2026

/s/ Yin Yan
By:	Yin Yan
Its:	Director

/s/ Siyavash Fooladian
By:	Siyavash Fooladian
Its:	Director

/s/ William Sluss
By:	William Sluss
Its:	Director

Exhibit A

(Beginning on Following Page)

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”) is made as of _April 20_, 2026 (the “Effective Date”), by and between:

Bio Essence Corporation, a corporation incorporated under the laws of the United States and listed on the OTCQB Market (“Buyer”),

and

Zhituo Software Co., Limited, a company incorporated under the laws of Hong Kong (“Seller”).

Buyer and Seller may be referred to individually as a “Party” and collectively as the “Parties.”

ARTICLE I

PARTIES

Buyer:

Bio Essence Corporation (BIOE)

Seller:

Zhituo Software Co., Limited

ARTICLE II

PURCHASED ASSETS

2.1 Sale of Assets.

Subject to the terms and conditions of this Agreement, Seller agrees to sell, assign, transfer, convey, and deliver to Buyer, and Buyer agrees to purchase from Seller, all of Seller’s right, title, and interest in and to the MediFlow AI (previously “AcuVital”) platform (the “Purchased Assets”).

2.2 Purchased Assets Defined.

The Purchased Assets include, without limitation:

●	All software source code and object code;

●	System architecture, databases, algorithms, APIs, and technical frameworks;

●	Documentation, specifications, and development materials;

●	Domain names, trademarks, service marks, logos (if any), and associated goodwill;

●	All intellectual property rights, including copyrights, trademarks, trade secrets, and other proprietary rights; and

●	All other assets used exclusively in connection with the MediFlow AI (previously “AcuVital”) platform.

ASSET PURCHASE AGREEMENT

2.3 Excluded Assets.

No equity interest in Seller is transferred pursuant to this Agreement. All assets not expressly included in the Purchased Assets are excluded.

ARTICLE III

PURCHASE PRICE

3.1 Purchase Price.

The aggregate purchase price for the Purchased Assets (the “Purchase Price”) shall consist of:

Equity Consideration: shares of restricted common stock of Buyer that are equivalent to USD $3,500,000 valued at fair market value as approved by Buyer’s Board of Directors.

3.2 Allocation.

The Parties shall allocate the Purchase Price among the Purchased Assets in a manner consistent with applicable tax laws.

ARTICLE IV

SHARE CONSIDERATION

4.1 Securities Law Compliance.

Any shares issued as equity consideration are not compensation for services and shall be issued pursuant to an exemption from registration under Section 4(a)(2) of the U.S. Securities Act of 1933 and/or Regulation D promulgated thereunder.

4.2 Restricted Securities.

Such shares shall constitute “restricted securities” as defined under Rule 144 and shall be subject to all applicable transfer restrictions. Buyer makes no representation or warranty regarding liquidity, resale, or market value.

ARTICLE V

INTELLECTUAL PROPERTY ASSIGNMENT

5.1 Ownership.

Seller represents and warrants that it owns all rights, title, and interest in and to the Purchased Assets, free and clear of all liens and encumbrances.

5.2 Assignment.

At Closing, Seller hereby irrevocably assigns, transfers, and conveys to Buyer all intellectual property rights in the Purchased Assets, including all worldwide rights therein, whether now existing or hereafter arising.

ASSET PURCHASE AGREEMENT

5.3 Further Assurances.

Seller agrees to execute such further documents and take such further actions as may reasonably be required to perfect Buyer’s ownership of the Purchased Assets.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

6.1 Seller Representations.

Seller represents and warrants that:

(a) Seller has full power and authority to enter into this Agreement and consummate the transactions contemplated hereby;

(b) The execution and performance of this Agreement do not violate any agreement to which Seller is a party;

(c) The Purchased Assets do not infringe, misappropriate, or violate any third-party intellectual property rights; and.

(d) There are no undisclosed material liabilities relating to the Purchased Assets.

6.2 Buyer Representations.

Buyer represents and warrants that it has full power and authority to enter into this Agreement and perform its obligations hereunder.

ARTICLE VII

CLOSING

7.1 Closing.

The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on or before 45 days of the signing of the agreement, or a date mutually agreed upon by the Parties, subject to satisfaction or waiver of all conditions precedent.

7.2 Conditions Precedent.

Conditions to Closing include, without limitation:

●	Approval by Buyer’s Board of Directors; and

●	Delivery of all required assignment, transfer, and closing documents.

ARTICLE VIII

TAX MATTERS

Each Party shall be responsible for its own taxes arising from this Agreement unless otherwise required by applicable law.

ASSET PURCHASE AGREEMENT

ARTICLE IX

GOVERNING LAW AND VENUE

This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of laws principles. Any action arising out of or relating to this Agreement shall be brought exclusively in the state or federal courts located within the State of California.

ARTICLE X

ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, understandings, or negotiations, whether written or oral.

ARTICLE XI

INDEMNIFICATION

11.1 Seller Indemnification.

Seller shall indemnify, defend, and hold harmless Buyer and its affiliates from and against all losses, claims, damages, liabilities, costs, and expenses (including reasonable attorneys’ fees) arising out of or resulting from:

(a)	any breach of Seller’s representations or warranties;

(b)	any breach of Seller’s covenants; or

(c)	any claim that the Purchased Assets infringe any third-party rights.

11.2 Buyer Indemnification.

Buyer shall indemnify Seller for losses arising from Buyer’s breach of this Agreement.

ARTICLE XII

SURVIVAL

Seller’s representations and warranties shall survive the Closing for eighteen (18) months, except that representations relating to intellectual property, authority, title to assets, and taxes shall survive for the applicable statute of limitations. Covenants intended to survive shall survive in accordance with their terms.

ARTICLE XIII

LIMITATION OF LIABILITY

Except for claims arising from fraud, willful misconduct, or breaches of intellectual property representations, neither Party shall be liable for any indirect, incidental, consequential, special, or punitive damages.

SIGNATURES

BUYER:

Bio Essence Corporation (BIOE)

By:	/s/ Yin Yan
Name:	Yin Yan
Title:	CEO
Date:	04/20/2026

SELLER:

Zhituo Software Co., Limited

By:	/s/ Dangwei Zhu
Name:	Dangwei Zhu
Title:	CEO
Date:	04/21/2026